UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2007

MAJESCO ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32404 (Commission File Number)	606-1529524 (IRS Employer Identification No.)

160 Raritan Center Parkway, Edison, New Jersey (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (732) 225-8910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 18, 2007, Majesco Entertainment Company (the “Company”) issued a press release announcing it had reached agreements to settle certain litigations pending in the United States District Court, District of New Jersey: a securities class action brought on behalf of a purported class of purchasers of the Company’s securities, a private securities action filed by Trinad Capital Master Fund, Ltd., and a second action filed by Trinad purportedly on behalf of the Company. Further details concerning these settlements can be found in the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release dated October 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO ENTERTAINMENT COMPANY
Dated:	October 19, 2007

/s/ Jesse Sutton
Jesse Sutton
Interim Chief Executive Officer